                      AGREEMENT REGARDING MERGER AGREEMENT

     This Agreement Regarding Merger Agreement dated April 9, 1998 (this "Agreement") is by and among Quicksilver Resources Inc., a Delaware corporation ("QRI"), Quicksilver Energy, L.C., a Michigan limited liability company ("QELC"), Michigan Gas Partners, Limited Partnership, a Texas limited partnership ("MGP"), Mercury Exploration Company, a Texas corporation ("Mercury"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Trust Company of the West, a California trust company, in the capacity indicated on the signature pages hereto ("TCW").

     QRI, QELC, MGP, Mercury, JEDI and TCW (collectively, the "Parties") are parties to an Agreement and Plan of Reorganization and Merger dated March 31, 1998 (the "Merger Agreement"). In anticipation of the closing of the transactions contemplated by the Merger Agreement, the Parties to the Merger Agreement desire to clarify their intention with respect to certain matters addressed in the Merger Agreement. Initially capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and in the Merger Agreement, the Parties hereto agree as follows:

     1. SECTION 2.5. In order to clarify the nature of the cash payments to be made subsequent to Closing pursuant to Section 2.5 of the Merger Agreement, the Parties agree that such a cash payment will only be made based on an adjusted 3/31/98 Balance Sheet Amount if the adjustment relates to an asset or liability item that was previously charged or credited in error to any of the parties based on a 1/1/98 effective date of the transactions contemplated by the Merger Agreement.

     2. SECTION 3.1(h). The Parties agree that the definition of "Permitted Liens" contained in Section 3.1(h) of the Merger Agreement shall be deemed to include any liens securing borrowings under (i) the Credit Agreement dated November 14, 1996 between QELC and NationsBank of Texas, N.A. and (ii) the Credit Agreement dated April 9, 1998 between QRI, NationsBank of Texas, N.A., as Agent, and the financial institutions listed on Schedule 1 thereto (the "New Credit Agreement"). The Parties further agree that for all purposes any reference to NationsBank of Texas, N.A. contained in the Merger Agreement, any Schedule or Exhibit thereto and any of the other Basic Documents shall be deemed to include NationsBank of Texas, N.A. in its capacity as agent for other financial institutions.

     3. SECTION 3.1(i). The Parties agree that the financial statements delivered by Mercury to JEDI and TCW are, instead of audited financial statements of Mercury as of and for the year ended December 31, 1997, (i) the audited consolidated balance sheet and statements of income, cash flows and stockholders' equity of Mercury as of and for the year ended September 30, 1997 and (ii) the unaudited consolidated balance sheet and statements of income, cash flows and stockholders' equity of Mercury as of and for the three months ended December 31, 1997. Section 3.1(i) of the Merger Agreement shall be deemed to include the representation and warranty that such financial statements delivered to JEDI and TCW were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as noted therein) and fairly present the financial position, results of operations and cash flows of Mercury as of the dates and for the periods therein specified.

     4. SECTION 4.1(b). The Parties hereby waive compliance with the covenants contained in clauses (1), (5), (12) and (14) of Section 4.1(b) of the Merger Agreement to the extent that such covenants would be breached by the pledge of, or agreement or commitment to pledge, any shares of QRI Common Stock pursuant to the New Credit Agreement.

     5. CERTAIN SCHEDULES. The Parties agree that Schedule 2.1.1, Schedule 2.1.2, Schedule 2.2.1, Schedule 2.2.2, and Schedule 3.1(b) attached hereto shall be deemed (i) to replace, respectively, Schedule 2.1.1, Schedule 2.1.2, Schedule 2.2.2, and Schedule 3.1(b) attached to the Merger Agreement and (ii) to be
Schedule 2.1.1, Schedule 2.1.2, Schedule 2.2.1, Schedule 2.2.2, and Schedule 3.1(b) to the Merger Agreement for all purposes as if they were attached to the Merger Agreement at the time of execution of the Merger Agreement. The Parties agree that Schedule 3.1(h), part III attached hereto constitutes the Revised Well Exhibit referred to in Section 5.1(r) of the Merger Agreement.

     6. REMOVAL OF LEGENDS FROM STOCK CERTIFICATES. QRI agrees that it will cause all legends regarding securities law transfer restrictions to be removed from certificates representing shares of QRI Common Stock issued pursuant to the Merger Agreement upon receipt of a legal opinion reasonably acceptable to QRI's counsel to the effect that such legends are no longer necessary under applicable securities laws.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties.


                                       QUICKSILVER RESOURCES INC.


                                       By: /s/ Glenn Darden
                                          -------------------------------------
                                       Name:   Glenn Darden
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------


                                       QUICKSILVER ENERGY, L.C.


                                       By: /s/ Glenn Darden
                                          -------------------------------------
                                       Name:   Glenn Darden
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------


                                       MICHIGAN GAS PARTNERS,
                                         LIMITED PARTNERSHIP

                                       By:  Mercury Exploration Company,
                                            Managing General Partner


                                       By: /s/ Glenn Darden
                                          -------------------------------------
                                       Name:   Glenn Darden
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------


                                       MERCURY EXPLORATION COMPANY


                                       By: /s/ Glenn Darden
                                          -------------------------------------
                                       Name:   Glenn Darden
                                            -----------------------------------
                                       Title:  Vice President
                                             ----------------------------------

                                       JOINT ENERGY DEVELOPMENT
                                       INVESTMENTS LIMITED PARTNERSHIP

                                       By: Enron Capital Management Limited
                                           Partnership, its General Partner

                                       By: Enron Capital Corp., its
                                           General Partner


                                       By: /s/ Jesse E. Neyman
                                          -------------------------------------
                                       Name:   Jesse E. Neyman
                                            -----------------------------------
                                       Title:  Agent and Attorney-in-Fact
                                             ----------------------------------

                                       TRUST COMPANY OF THE WEST,
                                       a California trust company, as
                                       Sub-Custodian for Mellon Bank for the
                                       benefit of Account No. CPFF 869-3062

                                       By:  TCW ASSET MANAGEMENT COMPANY,
                                            a California corporation, as
                                            Investment Manager under that
                                            certain Agreement dated as of
                                            June 13, 1994, between TCW
                                            Asset Management Company and
                                            Morgan Stanley Group, Inc.


                                       By: /s/ George R. Hutchinson
                                          -------------------------------------
                                       Name:   George R. Hutchinson
                                            -----------------------------------
                                       Title:  Managing Director
                                             ----------------------------------


                                       By: /s/ Marc A. MacAluso
                                          -------------------------------------
                                       Name:   Marc A. MacAluso
                                            -----------------------------------
                                       Title:  Senior Vice President
                                             ----------------------------------